Provision for legal and administrative proceedings	12 Months Ended
Dec. 31, 2023
Provision For Legal And Administrative Proceedings
Provision for legal and administrative proceedings

24.	Provision for legal and administrative proceedings

The Company is an integral part in judicial and administrative proceedings in the civil, labor, tax and regulatory spheres, which arise in the normal course of its business.

The provision is constituted based on the opinions of the company's legal advisors and management, for amounts considered sufficient and adequate to cover losses and risks considered probable. Situations where losses are considered probable and possible are recorded and disclosure, respectively, by their updated values, and those in which losses are considered remote are not disclosed.

The provision for judicial and administrative proceedings as of December 31, 2023 and 2022 is composed as follows:

	2023	2022

Provision for legal and administrative proceedings	1,410,299	1,112,156

Civil(a)	498,180	392,976
Labor(b)	212,929	214,450
Tax(c)	666,209	473,390
Regulatory(d)	32,981	31,340

 The changes in the provision for judicial and administrative proceedings are summarized below:

	December 2022	Additions, net of reversals	Payments	Inflation adjustment	December 2023

	1,112,156	323,015	(343,440)	318,568	1,410,299

Civil(a)	392,976	149,415	(206,297)	162,086	498,180
Labor(b)	214,450	77,225	(121,585)	42,839	212,929
Tax(c)	473,390	92,646	(11,671)	111,844	666,209
Regulatory(d)	31,340	3,729	(3,887)	1,799	32,981

	December 2021	Additions, net of reversals	Payments	Inflation adjustment	December 2022

	960,881	247,227	(242,597)	146,645	1,112,156

Civil(a)	309,019	130,164	(133,649)	87,442	392,976
Labor(b)	192,132	79,613	(84,165)	26,870	214,450
Tax(c)	429,951	35,978	(21,192)	28,653	473,390
Regulatory(d)	29,779	1,472	(3,591)	3,680	31,340

	December 2020	Additions, net of reversals	Payments	Inflation adjustment	December 2021

	886,947	278,789	(316,804)	111,949	960,881

Civil (a)	245,432	175,715	(194,501)	82,373	309,019
Labor (b)	213,026	71,961	(98,730)	5,875	192,132
Tax (c)	399,288	31,078	(23,539)	23,124	429,951
Regulatory (d)	29,201	35	(34)	577	29,779

The Company is subject to several legal actions and administrative procedures proposed by consumers, suppliers, service providers and consumer protection agencies and treasury agencies, which deal with various matters that arise in the normal course of the entities’ business. The main processes are summarized below:

a.	Civil proceedings

a.1 Consumer lawsuits

The Company is a party in lawsuits related to various claims filed by consumers, in the judicial and administrative spheres. The aforementioned actions in the amount provisioned of R$ 179,815 (R$ 179,132 on December 31, 2022) refer mainly to lawsuits related to alleged improper collection, cancellation of contract, quality of services, unilateral contract amendment and undue negative entry.

a.2 Consumer Protection Agencies

TIM is a party to legal and administrative lawsuits filed by the Public Prosecutor's Office, Procon and other consumer protection agencies, arising from consumer complaints, in which, and among other topics, discusses: (i) alleged failures in the provision of network services; (ii) questions of quality in service; (iii) alleged violations of the SAC (customer service hotline) decree; (iv) alleged contractual violations; (v) alleged misleading advertising; and (vi) discussion of the collection of loyalty fines, in cases of robbery and theft of the device. The amount provisioned is equivalent to R$ 258,578 (R$ 168,987 on December 31, 2022).

TIM is a defendant in a Public Civil Action filed by the Public Ministry of the Federal District and Territories, in which alleged defects in the quality of service provision for users of the Infinity plan are discussed. The accrued amount is R$ 50 million (R$ 150.9 million on December 31, 2023). Currently, the analysis of the admissibility of the Extraordinary Appeal filled by TIM is being awaited.

 a.3 Former trading partners

TIM is a defendant in lawsuits proposed by former trade partners claiming, among others, amounts on the basis of alleged non-compliance with agreements. The provisioned amount is R$ 45,770 (R$ 27,740 on December 31, 2022).

a.4 Other

TIM is a defendant in other actions of essentially non-consumer objects proposed by the most diverse agents from those described above, in which, among others, it is discussed: (i) share subscription; (ii) claims for civil liability indemnification; (iii) upon the alleged breach of the contract, the provisioned amounts are equivalent to R$ 11,964 (R$ 14,642 on December 31, 2022).

a.5 Social and environmental and infrastructure

The Company is a party to lawsuits involving various agents who discuss aspects related to licensing, among which environmental licensing and infrastructure licensing (installation/operation). The amounts involved and provisioned are equivalent to R$ 2,053 (R$ 2,471 on December 31, 2022).

 a.6 ANATEL

The Company is a party to lawsuits in front of ANATEL, in which it is discussed, among other topics: (i) debit related to the collection of 2% of revenues from Value - Added Services–VAS and interconnection; (ii) pro-rata inflation adjustment applied to the price proposal defined in the notice for the use of 4G frequencies; (iii) alleged non-compliance with service quality targets; and (iv) wholesale product reference offering models (ORPAs). There is no provisioned amount corresponding to these lawsuits on December 31, 2023 and December 31, 2022.

 b. Labor and social security lawsuits

These are processes involving several labor claims filed by both former employees, in relation to matters such as overtime, differences in variable remuneration and legal overcome in other contract funds, as well as by former employees of service providers, all of whom, taking advantage of the labor laws in force require it to keep the Company in compliance with labor obligations does not abide by contractors hired for that purpose. Regarding social security claims, the amounts refer to the legal difference in the levy of social security contributions discussed in the Judiciary Branch.

From the total of 1,833 Labor claims on December 31, 2023 (1,628 on December 31, 2022) filed against the company, the majority relate to claims involving former employees of service providers followed by lawsuits from employees of their own and social security lawsuits. The provision of these claims total R$ 212,929 (R$ 214,450 on December 31, 2022).

 c. Tax proceedings

	2023	2022
Federal taxes	274,781	260,206
State taxes	307,898	130,816
Municipal taxes	9,711	8,550
TIM S.A. proceedings (Purchase price allocation)	73,819	73,819
	666,209	473,391

The total recorded provision is substantially composed of the following processes whose indicated values are estimated by the indices established by the federal government for late taxes, being linked to the variation in the SELIC rate.

Federal taxes

The provision for TIM S.A. supports 80 proceedings and is mainly composed of the following lawsuits:

(i)	The provision supports 60 lawsuits related to challenges involving the levy on CIDE, CPMF, CSLL, IRRF operations. Of this total, the amounts involved in the legal proceedings that seek recognition of the right not to collect the CPMF allegedly incident on simultaneous transactions of purchase and sale of foreign currency and exchange of account ownership arising from corporate incorporation, whose provisioned values, updated, equal to R$ 4,513 (R$ 4,303 on December 31, 2022).

(ii)	The Company constituted a provision for a process aimed to collecting the pension contribution withheld at the rate of 11% to which, allegedly, payments made by the company to other legal entities should have been submitted as remuneration for various activities, whose provisioned and updated value is R$ 44,917 (R$ 42,171 on December 31, 2022).

(iii)	There is a provision for three lawsuits related to FUST/FUNTTEL and its resulting ancillary obligations. Of these, two cases stand out in which the dispute mainly revolves around the spontaneous reporting of the fine for the payment of the FUST. The amount relating to the fine and interest on the contribution to the FUST for the year 2009, where the voluntary reporting benefit is not being recognized, provisioned and adjusted for inflation, is R$ 17,239 (R$ 16,169 on December 31, 2022).

Additionally, in the second quarter of 2019, the Company constituted the provision for the FUST process, which seeks the unconstitutionality and illegality of the collection of FUST. Lawsuit for the recognition of the right not to collect Fust, failing to include in its calculation base the revenues transferred by way of interconnection and EILD (Dedicated Line Industrial Exploitation), as well as the right not to suffer the retroactive collection of the differences determined due to not observing rule 7/2005 of ANATEL, in the amount of R$ 68,084 (R$ 64,140 on December 31, 2022).

(iv)	The Company recorded a provision for federal compensation processes arising from a repurchase carried out in 2006, for which the documentary support was not robust enough after appraisals carried out. The provisioned and updated value is R$ 60,828 (R$ 67,815 on December 31, 2022).

 State taxes

The provision for TIM S.A. supports 124 proceedings and is mainly composed of the following lawsuits:

(i)	amounts involved in the assessments claiming the reversal of ICMS debts, as well as documentary support for the verification of appropriated credits by the Company, whose restated provisioned amounts are equivalent to R$ 39,219 (R$ 24,811 on December 31, 2022).

(ii)	amounts allegedly not offered for taxation for the provision of telecommunications services, whose updated amount was R$ 8,460 (R$ 6,757 on December 31, 2022);

(iii)	collections due to alleged differences in both goods receipts and shipments, in a quantitative inventory count, whose restated amounts are equivalent to R$ 47,178 (R$ 17,471 on December 31, 2022);

(iv)	amounts allegedly improperly credited relating to CIAP credits, whose updated amounts are equivalent to R$ 26,280 (R$ 11,943 on December 31, 2022);

(v)	credits related to tax replacement operations, whose restated amounts total R$ 11,260 (R$ 10,392 on December 31, 2022).

(vi)	alleged non-collection or allegedly undue appropriation of credits related to the ICMS rate differential (DIFAL), whose updated amounts total R$ 15,167 (R$ 16,220 on December 31, 2022).

(vii)	in 2023, recognized as provision on charge on subscription fees without deductible, whose updated amounts is R$ 35,176.

(viii)	In 2023, the provision on charge of special credit amounts was recognized, whose updated amounts is R$ 34,820.

Municipal taxes

It is also worth noting the amounts involved in the assessments that questions the withholding and collection of the ISS-source of third-party services without employment relationship, as well as the collection of its own ISS corresponding to services provided in co-billing.

TIM S.A. proceedings (Purchase price allocation)

There are tax lawsuits arising from the acquisition of former Intelig (current TIM S.A.) due to the former parent company of the TIM Participações group, which comprise the process of allocating the acquisition price of the former Intelig and amount to R$ 73,819 (R$ 73,819 as of December 31, 2022).

d. Regulatory processes

ANATEL filed administrative proceedings against the Company for: (i) non-compliance with certain quality indicators; (ii) non-compliance with other obligations derived from the terms of authorization and; (iii) non-compliance with the SMP, SCM and STFC regulations, among others.

On December 31, 2023, the amount indicated for the procedures for the determination of non-compliance with obligations (“PADOs”), considering the inflation adjustment, classified with risk of probable loss is R$ 32,981 (R$ 31,340 on December 31, 2022).

e. Judicial and administrative proceedings whose losses are assessed as possible

The Company has the following actions of a civil, labor, tax and regulatory nature involving risks of loss classified by its legal advisers and Management as possible, for which there is no provision for legal and administrative proceedings recorded:

	2023	2022

	21,351,995	20,123,806

Civil (e.1)	1,512,495	1,418,874
Labor and Social Security (e.2)	400,827	360,942
Tax (e.3)	19,236,990	18,171,345
Regulatory (e.4)	201,683	172,645

Legal and administrative proceedings whose losses are assessed as possible and monitored by Management are disclosed at their updated values.

The main lawsuits with risk of loss classified as possible, are described below:

e.1. Civil

	2023	2022
Consumer lawsuits (e.1.1)	140,934	141,858
ANATEL (e.1.2)	350,187	293,203
Consumer protection bodies (e.1.3)	480,094	455,481
Former trading partners (e.1.4)	260,431	230,360
Social and environmental and infrastructure (e.1.5)	119,669	116,613
Other (e.1.6)	161,180	181,359
	1,512,495	1,418,874

e.1.1 Consumer lawsuits

They mainly refer to actions for alleged improper collection, cancellation of contract, quality of services, defects and failures in the delivery of devices and undue negative entry.

e.1.2 ANATEL

The Company is a party to lawsuits in front of ANATEL, in which it is discussed, among other matters: (i) debit related to the collection of 2% of revenues from Value - Added Services–VAS and interconnection; (ii) pro-rata inflation adjustment applied to the price proposal defined in the notice for the use of 4G frequencies; (iii) alleged non-compliance with service quality targets and (iv) wholesale product reference offering models (ORPAs).

e.1.3 Consumer protection agencies

TIM is a party to legal and administrative lawsuits filed by the Public Prosecutor's Office, Procon and other consumer protection agencies, arising from consumer complaints, in which, and among other topics, discusses: (i) alleged failures in the provision of network services; (ii) alleged failure in the delivery of handsets; (iii) alleged non-compliance with state laws; (iv) hiring model and alleged improper charges of Value-Added Services-VAS; (v) alleged violations of the SAC decree; (vi) alleged contractual violations; and (vii) blocking of data.

e.1.4 Former trading partners

TIM is a defendant in actions proposed by several former trading partners in which are claimed, among others, values based on alleged contractual defaults.

e.1.5 Social and environmental and infrastructure

The Company is a party to lawsuits involving various agents that discuss aspects related to (1) environmental licensing and structure licensing (installation/operation) and (2) (i) electromagnetic radiation emitted by Telecom structures; (ii) renewal of land leases for site installation; (iii) dumping on leased land for site installation; (iv) presentation of registering data, among others.

e.1.6 Other

TIM is a defendant in other actions of essentially non-consumer objects proposed by the most diverse agents from those described above, in which, among others, it is discussed: (i) amounts supposedly due as a result of share subscription; (ii) claims for civil liability indemnification; (iii) alleged breach of contract.

e.2. Labor and Social Security

e.2.1. Social Security

The Company is a defendant in proceedings referring to the legal difference regarding the levy of social security contributions discussed in the court, related to 2005-2011, as well as claims that discuss the joint responsibility in the restated total amount of R$ 113,315 (R$ 80,456 on December 31, 2022).

e.2.2. Labor

There are 3,102 Labor claims on December 31, 2023 (3,384 on December 31, 2022) filed against the company and with possible risk, concerning claims involving former employees and employees of service providers in the amount of updated R$ 287,512 (R$ 280,486 on December 31, 2022). We highlight the existence of labor claims filed by former employees of the Docas economic group (Gazeta Mercantil, JB do Brasil, etc.). These plaintiffs filed lawsuits requesting the inclusion of Holdco (former controlling shareholder of Intelig – currently TIM S.A.) or TIM Participações (merged by TIM S.A.) as joint and several defendants, requesting payment of the court decision by TIM, due to the alleged formation of economic group.

e.3. Tax

	2023	2022

	19,236,989	18,171,345

Federal taxes (e.3.1)	3,139,640	3,275,840
State taxes (e.3.2)	10,438,811	9,640,939
Municipal taxes (e.3.3)	1,712,988	1,587,910
FUST, FUNTTEL and EBC (e.3.4)	3,945,550	3,666,656

The values presented were adjusted for inflation based on the SELIC rate. The historical amount involved is R$ 13,095,822 (R$ 13,014,078 on December 31, 2022).

e.3.1. Federal taxes

The total amount assessed against TIM in relation to federal taxes is R$ 3,139,640 on December 31, 2023 (R$ 3,275,840 on December 31, 2022). The following are the most significant federal tax matters:

(i)	Allegation of alleged incorrect use of tax credits for carrying out a reverse merger, amortization of goodwill paid on the acquisition of cell phone companies, deduction of goodwill amortization expenses, exclusion of goodwill reversal, other reflections and disallowances of compensations and deductions paid by estimate, allegedly improper use of the SUDENE benefit due to lack of formalization of the benefit at the Internal Revenue Service (RFB), and failure to pay IRPJ and CSLL due by estimate. The amount involved is R$ 1,711,566 (R$ 1,579,257 on December 31, 2022). The Company was notified of the decision on April 28, 2021 and, as a result, the partial payment of R$ 1.4 billion was confirmed.

(ii)	Offset method for tax losses and negative bases. The amount involved is R$ 255,912 (R$ 265,163 on December 31, 2022).

(iii)	Collection of CSLL on currency changes arising from swap transactions accounted for by the cash regime. The amount involved is R$ 77,697 (R$ 73,307 on December 31, 2022).

(iv)	Collection of IRRF (withholding income tax) on income of residents abroad, including those remitted by way of international roaming and payment to unidentified beneficiaries, as well as the collection of CIDE on payment of royalties on remittances abroad, including remittances by way of international roaming. The amount involved is R$ 318,365 (R$ 292,662 on December 31, 2022).

(v)	Collection of IRPJ, PIS/COFINS and CSLL debits arising from non-homologation or partial homologation of compensations made by the company from credits of withholding taxes on interest earning bank deposits and negative balance of IRPJ. The amount involved is R$ 316,675 (R$ 437,419 on December 31, 2022).

The amounts not highlighted refer to several discussions at the federal level involving, but not limited to, charges unduly linked to Jornal do Brasil Group, difference of interpretation regarding the rules contained in Law 9718/98, other compensations relating to prepaid recalculation, goodwill breakdowns and calculation of estimates, taxation on international roaming operations and onerous transfer of network media, difference in withholding income tax (IRRF) rate, in addition to other less representative topics.

e.3.2. State taxes

The total amount charged against TIM S.A. in respect of state taxes on December 31, 2023 is R$ 10,438,811 (R$ 9,640,939 on December 31, 2022). The following are the most significant state tax matters:

(i)	Non-inclusion in the ICMS calculation basis of unconditional discounts offered to customers, as well as a fine for the alleged failure to comply with a related accessory obligation, including for the failure to present the 60i record of the SINTEGRA file. The amount involved is R$ 1,338,672 (R$ 1,236,502 on December 31, 2022).

(ii)	Use of tax benefit (program for the promotion of integrated and sustainable economic development of the Federal District - PRÓ-DF) granted by the taxing entity itself, but later declared unconstitutional, as well as alleged improper credit of ICMS arising from the interstate purchase of goods with tax benefit granted in the state of origin. The amount involved is R$ 435,326 (R$ 394,834 on December 31, 2022).

(iii)	Credit reversal and extemporaneous credit related to acquisitions of property, plant and equipment. The amount involved is R$ 782,497 (R$ 694,479 on December 31, 2022).

(iv)	Credits and chargebacks of ICMS, as well as the identification and documentary support of values and information released in customer accounts, such as tax rates and credits granted in anticipation of future surcharges (special credit), as well as credits related to tax substitution operations and exempt and untaxed operations. On December 31, 2023, the involved amount is R$ 4,304,655 (R$ 3,835,583 on December 31, 2022).

(v)	Use of credit in the acquisition of electricity directly employed in the production process of companies. The amount involved is R$ 134,165 (R$ 154,673 on December 31, 2022).

(vi)	Alleged conflict between the information contained in ancillary obligations and the collection of the tax, as well as specific questioning of fine for non-compliance with ancillary obligations. The amount involved is R$ 996,002 (R$ 900,731 on December 31, 2022).

(vii)	Alleged lack of collection of ICMS due to the gloss of chargebacks and moment of taxation related to the prepaid service, improper credit of ICMS in the outputs of goods allegedly benefited with reduction of the calculation base, as well as an allegation of improper non-inclusion of Value-Added Services (VAS) of the ICMS calculation basis. The amount involved is R$ 726,364 (R$ 625,202 on December 31, 2022).

(viii)	Launch of credits related to the return of mobile devices lent on loan. The amount involved is R$ 148,465 (R$ 136,243 on December 31, 2022).

(ix)	Collection of ICMS related to subscription services and their alleged improper non-inclusion in the ICMS calculation base due to their nature. The amount involved is R$ 339,088 (R$ 330,805 on December 31, 2022).

The values not highlighted refer to several discussions on state taxes involving, but not limited to, to the crediting coefficient applied to acquisitions of permanent assets, credits arising from financial and non-telecom items unduly taxed in the “Other OCCs” field, other exempt and non-taxed interstate operations, the rate differential (DIFAL), the special regime provided for in Agreement 128/10 and 17/13, the rules for issuing invoices regulated in Agreement 55/05, in addition to other less important topics.

e.3.3. Municipal taxes

The total assessed amount against TIM S.A. regarding municipal taxes with possible risk is R$ 1,712,988 on December 31, 2023 (R$ 1,587,910 on December 31, 2022). The following are the most significant municipal tax matters:

(i)	Collection of ISS, as well as the punitive fine for the absence of the supposed tax due, on several revenue accounts of the company. The amount involved is R$ 1,431,623 (R$ 1,281,547 on December 31, 2022).

(ii)	Collection of ISS on importation of services or services performed in other municipalities. The amount involved is R$ 93,172 (R$ 86,520 on December 31, 2022).

(iii)	Constitutionality of the collection of the functioning supervision fee (TFF -Taxa de Fiscalização do Funcionamento) by municipal authorities of different localities. The amount involved is R$ 143,150 (R$ 149,764 on December 31, 2022).

e.3.4. Regulatory taxes

The total amount charged against the TIM Group in relation to the contributions to FUST, FUNTTEL, TFI, FISTEL and EBC with a possible risk is R$ 3,945,550 (R$ 3,666,656 on December 31, 2022). The most significant matters under discussion, whose historical amount is R$ 2,212,935 (R$ 2,208,814 on December 31, 2022) involve the collection of the contribution to FUST and FUNTTEL required by ANATEL’s resolution 07/2005, and the collection of the contribution to FUST and FUNTTEL on interconnection revenues earned by mobile telecommunications service providers as per Law 9998/2000.

e.4. Regulatory

ANATEL filed administrative proceedings against the Company for: (i) non-compliance with certain quality indicators; (ii) non-compliance with other obligations derived from the terms of authorization and; (iii) non-compliance with the SMP, SCM and STFC regulations, among others.

On December 31, 2023, the value indicated for the PADOs (procedure for determining non-compliance with obligations), considering the inflation adjustment, classified with possible risk was R$ 201,683 (R$ 172,645 on December 31, 2022).

On June 18, 2020, ANATEL's Board of Directors unanimously approved TIM's conduct adjustment term (TAC) 001/2020, which had been negotiated since 2014 with the regulator.

On June 19, 2020, the Board of Directors of the Company approved the said TAC after final deliberation of the regulator and the signing of the term took place on June 25 of the same year. The agreement covers sanctions totaling approximately R$ 639 million (updated at the time), filed as a result of commitments represented in improvement actions related to the macro-topics “Quality”, “Access Expansion”, “Rights and Guarantees of Users” and “Inspection”.

The Term includes actions to improve three pillars of action-customer experience, quality and infrastructure - through initiatives associated with improvements in the licensing process of stations, efficient use of numbering resources, evolution of digital service channels, reduction of Complaint Rates, repair of users and strengthening of transport and access networks, among others. In addition, it contemplates the additional commitment to bring mobile broadband, through the 4G network, to 350 municipalities with less than 30 thousand inhabitants thus reaching more than 3.4 million people. The new infrastructure was implemented in less than three years – more than 99% of the municipalities were served in the first two years and with the Company guaranteeing the sharing regime with the other operators. The service for 350 municipalities was certified by ANATEL in June 2023.

With the closing of the 1st TAC Year, the following commitments were certified by the Agency: Reparation, Fund for the Defense of Diffuse Rights – FDD (phase 1) and Notifications; Numbering; Interconnection; INCOME TAX; IGQ; Impediment; Internal controls; LTE 700 MHz; New 4G; Backhaul; Licensing backlog; Scope Commitment; Personal assistance; Digital relationship; and Additional Commitments.

In June 2022, TIM concluded the 2nd year of the Conduct Adjustment Term (TAC) entered into with ANATEL, having carried out the activities planned for strict compliance with the purpose of achieving the associated targets. The following commitments were certified by ANATEL: Numbering; Impediment; Internal controls; LTE 700 MHz; New 4G; Backhaul; Personal assistance; Digital relationship; Additional; and Collaborative Portal.

In October 2022, TIM and ANATEL signed the Amendment to renegotiate the commitment related to Quality Indicators. Thus, the Perceived Quality Index (IQP) started to be adopted to replace the General Quality Index (IGQ) for Years 3 and 4 of the TAC.

In June 2023, TIM concluded the third year of the Conduct Adjustment Term (TAC) entered into with ANATEL, having carried out the activities planned for strict compliance with the purpose of achieving the associated targets. Regarding the Additional Commitments, as aforementioned, ANATEL has already issued a statement of fulfillment of the obligation relating to the third year of the TAC, thus guaranteeing the general statement of fulfillment of the obligation for the implementation of SMP with 4G or later technology in 350 (three hundred and fifty) municipalities under the terms agreed in the TAC. In December 2023, the following Commitments were attested: Numbering; Impediment; Repair Plan; Internal controls; LTE 700 MHz; New 4G; Backhaul; Digital relationship. ANATEL indicated that: (i) it is still evaluating compliance with the commitment related to Station Licensing and IQP; and (ii) in relation to the Reparation Plan commitment (for 10 records only) and IR would establish PADICs.

In July 2023, TIM started the fourth and final year of the Consent Decree. The Company will continue fully implementing the internal monitoring mechanisms on the evolution of the schedules by the Governance Office in Management and Board of Directors.

The Company has met the TAC implementation schedule and has reported its understanding to ANATEL in cases where the Agency indicates signs of non-compliance in the Procedures for Assessing the Non-Compliance with a Schedule Item (PADIC) that may be implemented.

Regarding the extension of the term of the authorizations to use the radio frequencies associated with the SMP, the Company becomes liable for the contractual burden on the net revenue arising from the service plans marketed under each authorization. However, since 2011 ANATEL began to include in the basis of calculation of said burden also the revenues obtained with interconnection, and from 2012, and subsequent years, the revenues obtained with Value-Added Services, among others. In the company's opinion, the inclusion of such revenues is improper because it is not expressly provided for in the terms of original authorizations, so the collections received are discussed in the administrative and/or judicial sphere.